UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003

Wolverine World Wide, Inc.
(Exact name of registrant as
specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of principal executive offices)		49351 (Zip Code)

Registrant's telephone number,
including area code:  (616) 866-5500

 Item 7.  Financial Statements and Exhibits.

               (c) Exhibits:

          99.1     Wolverine World Wide, Inc. Press Release dated October 1, 2003. This Exhibit is furnished to, and not filed with, the Commission.

               Item 12.  Results of Operations and Financial Condition.

          On October 1, 2003, Wolverine World Wide, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 1, 2003	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ James D. Zwiers
James D. Zwiers Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Wolverine World Wide, Inc. Press Release dated October 1, 2003. This Exhibit is furnished to, and not filed with, the Commission.